UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2023

NNN REIT, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-11290	56-1431377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue
Suite 900
Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 265-7348

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	NNN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 3, 2023, NNN REIT, Inc. (the “Company”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with each of Wells Fargo Securities, LLC, BofA Securities, Inc., B. Riley Securities, Inc., BTIG, LLC, Capital One Securities, Inc., Citigroup Global Markets Inc., Jefferies LLC, Morgan Stanley & Co. LLC, Raymond James & Associates, Inc., RBC Capital Markets, LLC, TD Securities (USA) LLC, and Truist Securities, Inc. (and, as applicable, their respective affiliates or agents), acting in their capacity as sales agents (the “sales agents”) and, as applicable, the “forward sellers” and “forward purchasers” (each as defined below), pursuant to which the Company may issue and sell, from time to time, up to 17,500,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share. Concurrently with entry into the Equity Distribution Agreement, the Company entered into separate forward master confirmations (collectively, the “Master Confirmations”), each dated August 3, 2023, by and between the Company and each of Wells Fargo, National Association, Bank of America, N.A., B. Riley Securities, Inc., Citibank, N.A., Jefferies LLC, Morgan Stanley & Co. LLC, Nomura Global Financial Products, Inc., Raymond James & Associates, Inc., Royal Bank of Canada, The Toronto-Dominion Bank and Truist Bank (the “forward purchasers”).

The Equity Distribution Agreement provides that, in addition to the issuance and sale of common stock by the Company through a sales agent acting as a sales agent or directly to the sales agent acting as principal for its own account at a price agreed upon at the time of sale, the Company also may enter into forward sale agreements, between the Company and each of the forward purchasers, or their respective affiliates. Upon entering into the Equity Distribution Agreement, the Company simultaneously terminated the equity distribution agreements it entered into in connection with a prior at-the-market offering program established in August 2020.

The Equity Distribution Agreement provides that, in addition to the issuance and sale of the Shares by the Company through the sales agents, the Company also may enter into forward sale agreements under the Master Confirmations. In connection with any particular forward sale agreement, the relevant forward purchaser will, at the Company’s request, borrow from third parties and sell, through its relevant forward seller, a number of Shares equal to the number of Shares underlying the particular forward sale agreement. We refer to a sales agent (or its affiliate or agent or, in the case of BTIG, LLC, Nomura Securities International, Inc.), when acting as sales agent for the relevant forward purchaser, as, individually a “forward seller” and, collectively, the “forward sellers”; provided, however, that Capital One Securities, Inc. will not be acting as a forward seller.

The Company will not initially receive any proceeds from the sale of borrowed Shares. The Company expects to fully physically settle each particular forward sale agreement with the applicable forward purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular forward sale agreement, in which case the Company will expect to receive aggregate net cash proceeds at settlement equal to the number of Shares underlying the particular forward sale agreement multiplied by the applicable forward sale price. However, subject to certain exceptions and conditions, the Company may also elect to cash settle or net share settle all or any portion of its obligations under a particular forward sale agreement, in which case the Company may not receive any proceeds (in the case of cash settlement) or will not receive any proceeds (in the case of net share settlement), and the Company may owe cash (in the case of cash settlement) or shares of its common stock (in the case of net share settlement) to the relevant forward purchaser.

Each sales agent will receive from the Company a commission that will not exceed, but may be lower than, 2.0% of the gross sales price of all Shares sold through it as sales agent under the Equity Distribution Agreement. In connection with each forward sale, the Company will pay the applicable forward purchaser, in the form of a reduced initial forward sale price under the related forward sale agreement with the related forward purchaser, commissions at a mutually agreed rate that shall not be more than 2.0% of the sales price of all borrowed Shares sold by it as a forward seller.

Sales of the Shares, if any, pursuant to the Equity Distribution Agreement may be made in transactions that are deemed to be “at-the-market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange, as well as in negotiated or other transactions described in the prospectus supplement relating to the offering of the Shares, which may include block trades. The Company or any of the sales agents, forward sellers or forward purchasers may at any time suspend solicitation and offers under the Equity Distribution Agreement or terminate the Equity Distribution Agreement, but in the case of a sales agent, forward seller or a forward purchaser, only with respect to itself.

The Shares will be issued pursuant to the Company’s registration statement on Form S-3ASR (File No. 333-273605), filed with the Securities and Exchange Commission (the “Commission”) on August 2, 2023, which became immediately effective upon filing, and a prospectus supplement dated August 3, 2023, filed by the Company with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act.

The foregoing description of the Equity Distribution Agreement and the Master Confirmations does not purport to be complete and is qualified in its entirety by reference to the terms and conditions of the Equity Distribution Agreement filed herewith as Exhibit 1.1 and the form of Master Confirmation filed herewith as Exhibit 1.2 to this Current Report each of which is incorporated herein by reference. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Equity Distribution Agreement, dated August 3, 2023, among the Company and each of Wells Fargo Securities, LLC, BofA Securities, Inc., B. Riley Securities, Inc., BTIG, LLC, Capital One Securities, Inc., Citigroup Global Markets Inc., Jefferies LLC, Morgan Stanley & Co. LLC, Raymond James & Associates, Inc., RBC Capital Markets, LLC, TD Securities (USA) LLC, and Truist Securities, Inc., as sales agent and, together with Nomura Securities International, Inc. (acting through BTIG, LLC as agent) and except in the case of BTIG, LLC and Capital One Securities, Inc., as a forward seller, and each of Wells Fargo, National Association, Bank of America, N.A., B. Riley Securities, Inc., Citibank, N.A., Jefferies LLC, Morgan Stanley & Co. LLC, Nomura Global Financial Products, Inc., Raymond James & Associates, Inc., Royal Bank of Canada, The Toronto-Dominion Bank and Truist Bank, each in its capacity as forward purchaser.

1.2	Form of Master Forward Confirmation.

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding the legality of the securities being issued by the Company.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1).

104.1	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN REIT, INC.

By:	/s/ Kevin B. Habicht
Name:	Kevin B. Habicht
Title:	Chief Financial Officer, Executive Vice President, Assistant Secretary and Treasurer

Dated: August 3, 2023